                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                           NUVEEN INVESTMENT TRUST II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                IMPORTANT NOTICE
                     TO NUVEEN [            ] SHAREHOLDERS

                                   JULY 2003

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Your Fund is holding a special meeting to obtain shareholder approval on the following items:

     1. To elect trustees to serve for each Fund's Board of Trustees.

     2. To approve changes to each Fund's fundamental investment policies.

     Please refer to the proxy statement for a detailed explanation of the proposed items.

Q.  WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

A. Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp. and one board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. (the "Adviser"). The Board of your Fund has proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most Nuveen funds.

     Your Board believes that the consolidation of board clusters will have the following advantages:

     - combining the board will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster and thereby avoid the costs associated with multiple meetings to fill such vacancies;

     - combining the board ensures that each Fund will gain new board members that are already knowledgeable about Nuveen and investment companies in general;

     - consolidating the board clusters into one board would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation by the same personnel at different meetings;

     - reducing such administrative burdens will allow the Adviser and its personnel to focus more on non-administrative matters; and

     - a single board overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders and would eliminate any inconsistencies between how each board cluster approaches issues.

Q.  WHICH FUNDAMENTAL INVESTMENT POLICIES ARE CHANGING?

A. Your Board has proposed to amend your Fund's (except NWQ Multi-Cap Value) fundamental investment policies relating to borrowing and lending in connection with the implementation of a proposed interfund lending program. All of NWQ Multi-Cap Value's fundamental investment policies are prepared to be standardized to conform with other Nuveen-sponsored equity mutual funds.

Q.  WHY IS EACH FUND PROPOSING TO CHANGE ITS FUNDAMENTAL INVESTMENT POLICIES?

A. In connection with disaster recovery planning and to provide liquidity in the event that open-end funds in the Nuveen family of funds encounter higher than normal redemption requests that may follow a national disaster such as the events of September 11, 2001, your Board has authorized the Fund's participation in an interfund lending program that would allow the Nuveen Funds, including your Fund, to lend and borrow cash for temporary purposes directly to and from each other. The proposed new fundamental investment policies will enable your Fund to participate in this interfund lending program.

Q.  WHY IS NWQ MULTI-CAP VALUE PROPOSING TO CHANGE ITS INVESTMENT POLICIES?

A. Your Board and officers of the Trust have analyzed NWQ Multi-Cap Value's current fundamental investment restrictions and have concluded that certain restrictions should be standardized to correspond with other Nuveen-sponsored equity mutual funds. The changes to NWQ Multi-Cap Value's restrictions are expected to allow NWQ Multi-Cap Value to operate more efficiently, to reduce the administrative burden caused by the differences between NWQ Multi-Cap Value's restrictions and those of other Nuveen Funds and to ease monitoring compliance with such restrictions. Fund management has advised the Board that none of the proposed changes are intended to modify the way NWQ Multi-

   Cap Value is currently managed and do not anticipate that the proposed changes, individually or in the aggregate, will change the level of risk associated with investing in NWQ Multi-Cap Value.

Q.  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" each of the items proposed.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response to these items will help save on the costs of any future solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor or call Nuveen at
   (800) 257-8787 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling the toll-free number on the proxy card or by computer over the internet (www.proxyvote.com) and using the control number on the proxy card.

Q.  WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

NOTICE OF SPECIAL MEETING                                     333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
JULY 28, 2003                                                 60606
                                                              (800) 257-8787

NUVEEN INVESTMENT TRUST
  Nuveen Large-Cap Value Fund
  Nuveen Balanced Stock and Bond Fund
  Nuveen Balanced Municipal and Stock Fund
  Nuveen European Value Fund
  Nuveen NWQ Multi-Cap Value Fund

NUVEEN INVESTMENT TRUST II
  Nuveen Rittenhouse Growth Fund
  Nuveen Innovation Fund
  Nuveen NWQ International Value Fund

           , 2003

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Special Meeting of Shareholders of each of Nuveen Investment Trust, on behalf of its series Nuveen Large-Cap Value Fund, formerly Nuveen Growth and Income Stock Fund, Nuveen Balanced Stock and Bond Fund, Nuveen Balanced Municipal and Stock Fund, Nuveen European Value Fund and Nuveen NWQ Multi-Cap Value Fund; Nuveen Investment Trust II, on behalf of its series Nuveen Rittenhouse Growth Fund; Nuveen Innovation Fund and Nuveen NWQ International Value Fund, formerly Nuveen International Growth Fund (each trust individually, a "Trust" and collectively, the "Trusts" and each series individually, a "Fund" and collectively, the "Funds"), will be held in the Sixth Floor auditorium of the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Monday, July 28, 2003, at 10:30 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Special Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect twelve (12) trustees to serve for each Trust until their successors shall have been duly elected and qualified.

2. To approve changes to each Fund's fundamental investment policies.

3. To transact such other business as may properly come before the Special Meeting.

Shareholders of record at the close of business on May 19, 2003 are entitled to notice of and to vote at the Special Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

       , 2003

NUVEEN INVESTMENT TRUST
  Nuveen Large-Cap Value Fund
  Nuveen Balanced Stock and Bond Fund
  Nuveen Balanced Municipal and Stock Fund
  Nuveen European Value Fund
  Nuveen NWQ Multi-Cap Value Fund

NUVEEN INVESTMENT TRUST II
  Nuveen Rittenhouse Growth Fund
  Nuveen Innovation Fund
  Nuveen NWQ International Value Fund

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a "Board" and collectively, the "Boards," and each Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen Investment Trust ("Investment Trust"), on behalf of its series Nuveen Large-Cap Value Fund ("Large-Cap Value"), formerly Nuveen Growth and Income Stock Fund, Nuveen Balanced Stock and Bond Fund ("Balanced Stock and Bond"), Nuveen Balanced Municipal and Stock Fund ("Balanced Municipal and Stock"), Nuveen European Value Fund ("European Value") and Nuveen NWQ Multi-Cap Value Fund ("NWQ Multi-Cap Value"); Nuveen Investment Trust II ("Investment Trust II"), on behalf of its series Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth"), Nuveen Innovation Fund ("Innovation") and Nuveen NWQ International Value Fund ("NWQ International Value"), formerly Nuveen International Growth Fund (each trust individually, a "Trust" and collectively, the "Trusts" and each series individually, a "Fund" and collectively, the "Funds"), of proxies to be voted at the Special Meeting of Shareholders to be held on July 28, 2003 (for each Trust, an "Special Meeting" and collectively, the "Special Meetings"), and at any and all adjournments thereof.

On the matters coming before each Special Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the changes to each Fund's fundamental investment policies. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about
          , 2003.

The Board of each Trust has determined that the use of this Joint Proxy Statement for each Special Meeting is in the best interest of each Trust and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

                                                                      PROPOSALS
---------------------------------------------------------------------------------------
                                                                              CHANGE IN
                                                              ELECT BOARD   FUNDAMENTAL
FUND                                                              MEMBERS      POLICIES
---------------------------------------------------------------------------------------
INVESTMENT TRUST                                                   X
  Large-Cap Value                                                                X
  Balanced Stock and Bond                                                        X
  Balanced Municipal and Stock                                                   X
  European Value                                                                 X
  NWQ Multi-Cap Value                                                            X
INVESTMENT TRUST II                                                X
  Rittenhouse Growth                                                             X
  Innovation                                                                     X
  NWQ International Value                                                        X
---------------------------------------------------------------------------------------

A quorum of shareholders is required to take action at each Special Meeting. A majority of the shares entitled to vote at each Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Special Meeting. Votes cast by proxy or in person at each Special Meeting will be tabulated by the inspectors of election appointed for that Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund abstentions and broker non-votes will have no effect on the election of Board Members and will be treated as shares voted against the proposal to change each Fund's fundamental investment policies. The details of the proposals to be voted on by the shareholders and the vote required for approval of the proposals are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on May 19, 2003 will be entitled to one vote for each share held. As of May 19, 2003, the shares of the Funds were issued and outstanding as follows:

                                                                         CLASS OF SHARES
------------------------------------------------------------------------------------------------------------------
FUND                                                    CLASS A          CLASS B          CLASS C          CLASS R
------------------------------------------------------------------------------------------------------------------
INVESTMENT TRUST
  Large-Cap Value                               22,521,893.4470   2,835,139.9100   2,179,083.9780     861,690.5590
  Balanced Stock and Bond                        1,632,689.4990     535,709.9740     330,602.8370     305,708.0170
  Balanced Municipal and Stock                   2,923,105.5790   1,240,743.2460     431,055.0270      35,733.9400
  European Value                                    67,009.5010      86,446.4290      17,298.4670     222,512.5640
  NWQ Multi-Cap Value                              289,389.6350       3,210.5760       8,691.8780   1,834,628.6140
INVESTMENT TRUST II
  Rittenhouse Growth                             3,272,168.1200   7,437,695.8670   5,488,085.6430     620,476.9740
  Innovation                                       603,938.2350   1,015,833.5890   1,363,878.3120     278,232.5310
  NWQ International Value                          193,089.0480     157,202.8520     247,629.8930     611,364.4040
------------------------------------------------------------------------------------------------------------------

1. ELECTION OF BOARD MEMBERS OF EACH TRUST

Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp. ("NAC") and one board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. ("NIAC" or the "Adviser"). Each current board cluster has a total of six board members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and who are not affiliated with Nuveen or a fund's investment adviser (the "Independent Board Members") and one board member who is an "interested person." Below is a list of board members of each board cluster.

The Boards of each Trust have proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most of the Nuveen funds. All individuals serving on both board clusters are nominated to serve on the combined board except James E. Bacon, who is retiring. Mr. Bacon is currently a Board Member of the Trusts and serves on the NIAC board cluster.

The following is a list of the nominees under the proposal who are continuing Board Members of each Trust and the nominees who are new board members:

        CONTINUING BOARD MEMBERS (NIAC BOARD CLUSTER):
        Timothy R. Schwertfeger*
        William E. Bennett
        Jack B. Evans
        William L. Kissick
        Thomas E. Leafstrand
        Sheila W. Wellington

        NEW BOARD MEMBER NOMINEES (NAC BOARD CLUSTER):
        Robert P. Bremner
        Lawrence H. Brown
        Anne E. Impellizzeri
        Peter R. Sawers
        William J. Schneider
        Judith M. Stockdale
--------------------------------------------------------------------------------
* Interested person. Mr. Schwertfeger currently serves on both board clusters.

In part, the proposal to create a single board is being recommended because of the large number of retirements that will occur over the next few years. Within two years, the aggregate number of Independent Board Members that serve on both board clusters (currently 12) is expected to fall to six, due to a number of retirements because of age and/or tenure limitations for board membership. Combining the board will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster and thereby avoid the costs associated with multiple meetings to fill such vacancies. In addition, combining the board ensures that each Trust will gain new board members that are already knowledgeable about Nuveen and investment companies in general.

Historically, the two separate board clusters have had separate meetings but often have reviewed similar policy issues, contractual arrangements and other matters. Among other potential efficiencies, the Board of each Trust believes that consolidating the board clusters into one board would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation by the same personnel at different meetings. This would permit the Adviser and its personnel to focus on non-administrative matters. In addition, a single board overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders. Furthermore, a single board would eliminate any inconsistencies between how each board cluster approaches issues.

At its May 15, 2003 meeting, each board cluster reviewed the compensation paid to Independent Board Members and determined that compensation should be increased because of the expanded responsibilities of the Board Members due to
(a) the increase in the number and types of investment companies overseen by the Board Members and (b) recent additional legal and regulatory requirements. Effective July 1, 2003, for all Nuveen Funds overseen, Independent Board Members will receive a $65,000 annual retainer for all Nuveen Funds, plus (a) a fee of $2,000 per day for attendance in person or by telephone, if for unavoidable reasons, at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. The Boards do not anticipate any further change in the compensation schedule as a result of the board consolidation.

Currently, for all Nuveen Funds overseen, the continuing Independent Board Members of the Funds receive a $35,000 annual retainer for serving as a Trustee for all funds affiliated with Nuveen and the Adviser, plus (a) a fee of $1,000 per day for attendance in person or by telephone at all meetings held on a day on which a regular meeting of the Board is held; (b) a fee of $1,000 per day for attendance in person or $500 per day for attendance by telephone at all meetings (other than a meeting of the executive committee) held on a day on which no regular Board meeting is held; and (c) a fee of $200 per day for attendance in person or by telephone at a meeting of the dividend and valuation committee and a fee of $100 per day for attendance in person or by telephone at a meeting of the executive committee, plus, in each case, expenses incurred in attending such meetings.

Because the total compensation to the Independent Board Members is allocated among the Nuveen family of funds based on assets per fund, the increase in total assets overseen by the combined board means that Independent Board Member compensation as a percentage of an individual Fund's assets is expected to be lower as a result of the proposal. Moreover, as the size of the combined board declines over the next two years, the total compensation paid by a Fund to Independent Board Members is expected to decrease further.

At each Trust's Special Meeting, twelve (12) Board Members are to be elected to serve until their successors shall have been duly elected and qualified.

For each Trust, the affirmative vote of a plurality of the shares present and entitled to vote at the Special Meeting will be required to elect the Board Members of that Trust.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Trust if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Trust's present Board.

All of the continuing Board Member nominees were last elected to the Board in 1997, except Mr. Evans (1999) and Mr. Bennett (2001).

Other than Mr. Schwertfeger, none of the Board Member nominees have ever been a director or an employee of Nuveen Investments, Inc. ("Nuveen") or any affiliate.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                                                       NUMBER
                                                                                                           OF
                                                                                                   PORTFOLIOS
                                                                                                      IN FUND            OTHER
                                                                                                      COMPLEX   DIRECTOR-SHIPS
                                       POSITION(S)      TERM OF OFFICE                               OVERSEEN          HELD BY
                                         HELD WITH       AND LENGTH OF   PRINCIPAL OCCUPATION(S)     BY BOARD            BOARD
    NAME, ADDRESS AND BIRTH DATE             TRUST       TIME SERVED**       DURING PAST 5 YEARS       MEMBER           MEMBER
------------------------------------------------------------------------------------------------------------------------------
Nominees who are not interested
persons of the Trusts
-------------------------------------
CONTINUING BOARD MEMBERS
William E. Bennett                     Board        Length of Service:   Private Investor;             20           N/A
333 West Wacker Drive                  Member       Since 2001           previously President
Chicago, IL 60606                                                        and C.E.O., Draper &
(10/16/46)                                                               Kramer, Inc. (1995-
                                                                         1998).
Jack B. Evans                          Board        Length of Service:   President, The                20       See Principal
333 West Wacker Drive                  Member       Since 1999           Hall-Perrine Foundation                 Occupation
Chicago, IL 60606                                                        (a private                              description.
(10/22/48)                                                               philanthropic
                                                                         corporation); Director,
                                                                         Alliant Energy;
                                                                         Director and Vice
                                                                         Chairman United Fire &
                                                                         Casualty Company;
                                                                         Director, Federal
                                                                         Reserve Bank of
                                                                         Chicago; previously
                                                                         President and Chief
                                                                         Operating Officer, SCI
                                                                         Financial Group, Inc.
                                                                         (a regional financial
                                                                         services firm).
William L. Kissick                     Board        Length of Service:   Professor Emeritus,           20           N/A
333 West Wacker Drive                  Member       Since 1992           School of Medicine and
Chicago, IL 60606                                                        the Wharton School of
(7/29/32)                                                                Management and former
                                                                         Chairman, Leonard Davis
                                                                         Institute of Health
                                                                         Economics, University
                                                                         of Pennsylvania;
                                                                         Adjunct Professor,
                                                                         Health Policy and
                                                                         Management, Yale
                                                                         University.
Thomas E. Leafstrand                   Board        Length of Service:   Retired; previously,          20           N/A
333 West Wacker Drive                  Member       Since 1992           Vice President in
Chicago, IL 60606                                                        charge of Municipal
(11/11/31)                                                               Underwriting, Trading,
                                                                         and Dealer Sales at The
                                                                         Northern Trust Company.

                                                                                                       NUMBER
                                                                                                           OF
                                                                                                   PORTFOLIOS
                                                                                                      IN FUND            OTHER
                                                                                                      COMPLEX   DIRECTOR-SHIPS
                                       POSITION(S)      TERM OF OFFICE                               OVERSEEN          HELD BY
                                         HELD WITH       AND LENGTH OF   PRINCIPAL OCCUPATION(S)     BY BOARD            BOARD
    NAME, ADDRESS AND BIRTH DATE             TRUST       TIME SERVED**       DURING PAST 5 YEARS       MEMBER           MEMBER
------------------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington                   Board        Length of Service:   President of Catalyst         20           N/A
333 West Wacker Drive                  Member       Since 1994           (a not- for-profit
Chicago, IL 60606                                                        organization focusing
(2/24/32)                                                                on women's leadership
                                                                         development in business
                                                                         and the professions).

NEW BOARD MEMBERS
Robert P. Bremner                      Nominee      Length of Service:   Private Investor and         122           N/A
333 West Wacker Drive                               Since 1996           Management Consultant.
Chicago, IL 60606
(8/22/40)
Lawrence H. Brown                      Nominee      Length of Service:   Retired (August 1989)        122           N/A
333 West Wacker Drive                               Since 1993           as Senior Vice
Chicago, IL 60606                                                        President of The
(7/29/34)                                                                Northern Trust Company;
                                                                         Director of the United
                                                                         Way of Highland
                                                                         Park-Highwood (since
                                                                         2002).
Anne E. Impellizzeri                   Nominee      Length of Service:   Retired; formerly,           122           N/A
333 West Wacker Drive                               Since 1994           Executive Director
Chicago, IL 60606                                                        (1998-2001) of
(1/26/33)                                                                Manitoga/The Russel
                                                                         Wright Design Center;
                                                                         prior thereto,
                                                                         President and Chief
                                                                         Executive Officer of
                                                                         Blanton-Peale
                                                                         Institute; prior
                                                                         thereto, Vice
                                                                         President, Metropolitan
                                                                         Life Insurance Co.
Peter R. Sawers                        Nominee      Length of Service:   Adjunct Professor of         122           N/A
333 West Wacker Drive                               Since 1991           Business and Economics,
Chicago, IL 60606                                                        University of Dubuque,
(4/3/33)                                                                 Iowa; formerly
                                                                         (1991-2000) Adjunct
                                                                         Professor, Lake Forest
                                                                         Graduate School of
                                                                         Management, Lake
                                                                         Forest, Illinois;
                                                                         Director, Executive
                                                                         Service Corps of
                                                                         Chicago; prior thereto,
                                                                         Executive Director,
                                                                         Towers Perrin
                                                                         Australia, a management
                                                                         consulting firm;
                                                                         Chartered Financial
                                                                         Analyst; Certified
                                                                         Management Consultant.
William J. Schneider                   Nominee      Length of Service:   Senior Partner and           122           N/A
333 West Wacker Drive                               Since 1996           Chief Operating
Chicago, IL 60606                                                        Officer, Miller-
(9/24/44)                                                                Valentine Group, Vice
                                                                         President,
                                                                         Miller-Valentine
                                                                         Realty, a development
                                                                         and contract company;
                                                                         Chair, Miami Valley
                                                                         Hospital; Chair, Miami
                                                                         Valley Economic
                                                                         Development Coalition;
                                                                         formerly, Member,
                                                                         Community Advisory
                                                                         Board, National City
                                                                         Bank, Dayton, Ohio; and
                                                                         Business Advisory
                                                                         Council, Cleveland
                                                                         Federal Reserve Bank.
Judith M. Stockdale                    Nominee      Length of Service:   Executive Director,          122           N/A
333 West Wacker Drive                               Since 1997           Gaylord and Dorothy
Chicago, IL 60606                                                        Donnelley Foundation
(12/29/47)                                                               (since 1994); prior
                                                                         thereto, Executive
                                                                         Director, Great Lakes
                                                                         Protection Fund (from
                                                                         1990 to 1994).

                                                                                                       NUMBER
                                                                                                           OF
                                                                                                   PORTFOLIOS
                                                                                                      IN FUND            OTHER
                                                                                                      COMPLEX   DIRECTOR-SHIPS
                                       POSITION(S)      TERM OF OFFICE                               OVERSEEN          HELD BY
                                         HELD WITH       AND LENGTH OF   PRINCIPAL OCCUPATION(S)     BY BOARD            BOARD
    NAME, ADDRESS AND BIRTH DATE             TRUST       TIME SERVED**       DURING PAST 5 YEARS       MEMBER           MEMBER
------------------------------------------------------------------------------------------------------------------------------
Nominee who is an interested person*
of the Trusts
-------------------------------------
Timothy R. Schwertfeger                Chairman of  Length of Service:   Chairman and Director        142       See Principal
333 West Wacker Drive                  the Board    Since 1996           (since 1996) of Nuveen                  Occupation
Chicago, IL 60606                      and Trustee                       Investments, Inc. and                   description.
(3/28/49)                                                                Nuveen Investments,
                                                                         LLC; Director (since
                                                                         1992) and Chairman
                                                                         (since 1996) of Nuveen
                                                                         Advisory Corp. and
                                                                         Nuveen Institutional
                                                                         Advisory Corp.;
                                                                         Chairman and Director
                                                                         (since 1997) of Nuveen
                                                                         Asset Management, Inc.;
                                                                         Director (since 1996)
                                                                         of Institutional
                                                                         Capital Corporation;
                                                                         Chairman and Director
                                                                         (since 1999) of
                                                                         Rittenhouse Financial
                                                                         Asset Management, Inc.;
                                                                         Chairman of Nuveen
                                                                         Investments Advisers
                                                                         Inc. (since 2002).
------------------------------------------------------------------------------------------------------------------------------

 * "Interested Person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's Adviser.

** Trustees serve an indefinite term until a successor is elected. Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the Nuveen fund complex.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen Funds overseen by the Board Member nominee as of March 31, 2003:

DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                               INVESTMENT TRUST
                                             ------------------------------------------------------------------------------------
                                                                                           BALANCED
                                                        LARGE-CAP    BALANCED STOCK   MUNICIPAL AND          EUROPEAN  NWQ MULTI-
BOARD MEMBER NOMINEES                                       VALUE          AND BOND           STOCK             VALUE   CAP VALUE
---------------------------------------------------------------------------------------------------------------------------------
William E. Bennett                                $10,001-$50,000                 0              0                  0           0
Jack B. Evans                                       Over $100,000        $1-$10,000              0    $10,001-$50,000           0
William L. Kissick                                $10,001-$50,000                 0              0                  0           0
Thomas E. Leafstrand                             $50,001-$100,000   $10,001-$50,000              0                  0           0
Timothy R. Schwertfeger                             Over $100,000                 0              0      Over $100,000           0
Sheila W. Wellington                              $10,001-$50,000                 0              0                  0           0
Robert P. Bremner                                $50,001-$100,000        $1-$10,000              0                  0           0
Lawrence H. Brown                                $50,001-$100,000                 0              0                  0           0
Anne E. Impellizzeri                              $10,001-$50,000  $50,001-$100,000              0    $10,001-$50,000           0
Peter R. Sawers                                     Over $100,000                 0              0         $1-$10,000           0
William J. Schneider                                Over $100,000                 0              0                  0           0
Judith M. Stockdale                                             0                 0              0                  0           0

                                                                                                                 AGGREGATE DOLLAR
                                                                                                                  RANGE OF EQUITY
                                                                                                                SECURITIES IN ALL
                                                                                                            REGISTERED INVESTMENT
                                                                                                               COMPANIES OVERSEEN
                                                                                                                  BY BOARD MEMBER
                                                                                                            NOMINEES IN FAMILY OF
                                                          DOLLAR RANGE OF EQUITY SECURITIES               INVESTMENT COMPANIES(1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 INVESTMENT TRUST II
                                                 ---------------------------------------------------
                                                                                                 NWQ
                                                      RITTENHOUSE                      INTERNATIONAL
BOARD MEMBER NOMINEES                                      GROWTH        INNOVATION            VALUE
---------------------------------------------------------------------------------------------------------------------------------
William E. Bennett                                $10,001-$50,000                 0                0             $50,001-$100,000
                                                                                                                   (3,411 shares)
                                                                                                                    Over $100,000
Jack B. Evans                                    $50,001-$100,000        $1-$10,000                0              (15,214 shares)
                                                                                                                 $50,001-$100,000
William L. Kissick                                $10,001-$50,000        $1-$10,000       $1-$10,000               (6,706 shares)
                                                                                                                    Over $100,000
Thomas E. Leafstrand                              $10,001-$50,000   $10,001-$50,000                0              (34,053 shares)
Timothy R. Schwertfeger                          $50,001-$100,000  $50,001-$100,000  $10,001-$50,000                Over $100,000
                                                                                                                 (439,783 shares)
                                                                                                                    Over $100,000
Sheila W. Wellington                              $10,001-$50,000   $10,001-$50,000                0              (13,466 shares)
                                                                                                                                0
Robert P. Bremner                                 $10,001-$50,000                 0                0                   (0 shares)
                                                                                                                    Over $100,000
Lawrence H. Brown                                               0                 0                0               (8,256 shares)
Anne E. Impellizzeri                              $10,001-$50,000                 0  $10,001-$50,000              $10,001-$50,000
                                                                                                                   (3,579 shares)
Peter R. Sawers                                  $50,001-$100,000                 0                0                Over $100,000
                                                                                                                  (12,787 shares)
William J. Schneider                                Over $100,000                 0                0                Over $100,000
                                                                                                                  (28,085 shares)
Judith M. Stockdale                               $10,001-$50,000   $10,001-$50,000                0              $10,001-$50,000
                                                                                                                   (2,711 shares)
---------------------------------------------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Fund as of March 31, 2003. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

                               FUND SHARES OWNED BY BOARD MEMBER NOMINEES AND OFFICERS(1)
------------------------------------------------------------------------------------------------------------------------
                                                                           INVESTMENT TRUST
                                               -------------------------------------------------------------------------
                                                                                  BALANCED
                                                 LARGE-CAP  BALANCED STOCK   MUNICIPAL AND          EUROPEAN  NWQ MULTI-
BOARD MEMBER NOMINEES                                VALUE        AND BOND           STOCK             VALUE   CAP VALUE
------------------------------------------------------------------------------------------------------------------------
William E. Bennett                                   1,670               0             0                   0           0
Jack B. Evans                                        6,150             349             0               2,799           0
William L. Kissick                                   1,496               0             0                   0           0
Thomas E. Leafstrand                                 3,594             988             0                   0           0
Timothy R. Schwertfeger                             47,281               0             0              11,876           0
Sheila W. Wellington                                 2,798               0             0                   0           0
Robert P. Bremner                                    5,460             297             0                   0           0
Lawrence H. Brown                                    3,485               0             0                   0           0
Anne E. Impellizzeri                                 2,406           3,965             0               1,433           0
Peter R. Sawers                                      6,498               0             0                 424           0
William J. Schneider                                15,887               0             0                   0           0
Judith M. Stockdale                                      0               0             0                   0           0
All Board members & Officers                       131,400          11,808             0              17,471           0

                          FUND SHARES OWNED BY BOARD MEMBER NOMINEES AND OFFICERS(1)
--------------------------------------------------------------------------------------------------------------
                                                                            INVESTMENT TRUST II
                                                             -------------------------------------------------
                                                                                             NWQ INTERNATIONAL
BOARD MEMBER NOMINEES                                        RITTENHOUSE GROWTH  INNOVATION              VALUE
--------------------------------------------------------------------------------------------------------------
William E. Bennett                                                    1,741              0                   0
Jack B. Evans                                                         5,178            738                   0
William L. Kissick                                                    1,630             38                  42
Thomas E. Leafstrand                                                  2,624          2,270                   0
Timothy R. Schwertfeger                                              12,278         14,179               1,521
Sheila W. Wellington                                                  2,458          4,210                   0
Robert P. Bremner                                                       723              0                   0
Lawrence H. Brown                                                         0              0                   0
Anne E. Impellizzeri                                                    989              0               1,223
Peter R. Sawers                                                       5,795              0                   0
William J. Schneider                                                 12,255              0                   0
Judith M. Stockdale                                                   1,698          1,706                   0
All Board members & Officers                                         58,403         34,705              12,323

---------------
(1) The numbers include share equivalents of certain Nuveen Funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

On March 31, 2003, continuing Board Members and executive officers as a group beneficially owned 537,956 common shares of all funds managed by NAC and NIAC (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each continuing Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of March 31, 2003, the continuing Board Members and executive officers as a group beneficially owned less than 1% of the outstanding common shares of each fund, except, as a group, they owned 1.01% of the outstanding common shares of the Innovation Fund. Appendix 1 sets forth the beneficial owners of at least 5% of the Funds' shares. To the best of the Trusts' knowledge, as of May 19, 2003, no person owned beneficially more than 5% of each of the Fund's outstanding shares, except as stated in Appendix 1.

COMPENSATION

The Board Members affiliated with Nuveen or the Adviser serve without any compensation from the Funds. The Independent Board Members are paid an annual retainer and fees and expenses for Board meetings and committee meetings as described above. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes although Fund management may, in its discretion, establish a minimum amount to be allocated to each Fund. The Boards of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown has elected to defer at least a portion of their fees. Each of the Funds except European Value and NWQ Multi-Cap Value are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each continuing Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Trust to each continuing Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end Funds managed by NAC ("NAC Funds") and NIAC ("NIAC Funds") for the calendar year ended 2002. Mr. Schwertfeger, a Board Member who is an interested person of each Trust, does not receive any compensation from a Trust or any Nuveen funds.

                                              AGGREGATE COMPENSATION FROM THE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
                                                                              INVESTMENT TRUST
                                           --------------------------------------------------------------------------------------
                                                                   BALANCED          BALANCED
                                                LARGE-CAP         STOCK AND     MUNICIPAL AND          EUROPEAN        NWQ MULTI-
CONTINUING BOARD MEMBERS                         VALUE(1)           BOND(1)          STOCK(1)             VALUE         CAP VALUE
---------------------------------------------------------------------------------------------------------------------------------
James E. Bacon(2)                                   6,819               607             1,121               121                --
William E. Bennett                                  9,940               887             1,948               127               200
Jack B. Evans                                      10,383               926             1,720               125                --
William L. Kissick                                 10,654               950             1,765               125                --
Thomas E. Leafstrand                               10,191             1,078             2,302               127               200
Sheila W. Wellington                                8,970               802             1,492               125                --

                                            AGGREGATE COMPENSATION FROM THE FUNDS(1)
---------------------------------------------------------------------------------------------------------------------------------
                                                                             INVESTMENT TRUST II
                                             ------------------------------------------------------------------------------------
                                                                                                  NWQ          TOTAL COMPENSATION
                                                RITTENHOUSE                             INTERNATIONAL           FROM NUVEEN FUNDS
CONTINUING BOARD MEMBERS                          GROWTH(1)        INNOVATION(1)             VALUE(1)       PAID TO BOARD MEMBERS
---------------------------------------------------------------------------------------------------------------------------------
James E. Bacon(2)                                     4,672                  390                  335                  48,880
William E. Bennett                                    6,524                  554                  363                  53,050
Jack B. Evans                                         6,923                  585                  354                  49,100
William L. Kissick                                    6,872                  583                  346                  49,000
Thomas E. Leafstrand                                  6,737                  573                  356                  52,300
Sheila W. Wellington                                  5,728                  486                  338                  47,600
---------------------------------------------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                                            DEFERRED FEES
    -----------------------------------------------------------------------------------------------------------------------------
                                                                             INVESTMENT TRUST
                                         ----------------------------------------------------------------------------------------
                                                                BALANCED           BALANCED                                   NWQ
                                            LARGE-CAP          STOCK AND          MUNICIPAL           EUROPEAN          MULTI-CAP
    CONTINUING BOARD MEMBERS                    VALUE               BOND          AND STOCK              VALUE              VALUE
    -----------------------------------------------------------------------------------------------------------------------------
    James E. Bacon                              6,819                607              1,121                 --                 --
    William E. Bennett                          9,940                887              1,948                 --                 --
    Jack B. Evans                               4,733                423                785                 --                 --
    William L. Kissick                          3,844                343                634                 --                 --
    Thomas E. Leafstrand                        4,442                465              1,010                 --                 --
    Sheila W. Wellington                        8,970                802              1,492                 --                 --

                                                         DEFERRED FEES
    ------------------------------------------------------------------------------------------------------------------------
                                                                                      INVESTMENT TRUST II
                                                                    --------------------------------------------------------
                                                                                                                         NWQ
                                                                       RITTENHOUSE                             INTERNATIONAL
    CONTINUING BOARD MEMBERS                                                GROWTH           INNOVATION                VALUE
    ------------------------------------------------------------------------------------------------------------------------
    James E. Bacon                                                           4,672                  390                   --
    William E. Bennett                                                       6,524                  554                   --
    Jack B. Evans                                                            3,180                  268                   --
    William L. Kissick                                                       2,589                  218                   --
    Thomas E. Leafstrand                                                     2,971                  252                   --
    Sheila W. Wellington                                                     5,728                  486                   --
    ------------------------------------------------------------------------------------------------------------------------

(2) Mr. Bacon is retiring.

Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by the Adviser are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

COMMITTEES

The Board has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation committee.

William L. Kissick and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of each Trust. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of an administrative or ministerial nature. The executive committee of each Trust held no meetings during their last fiscal year.

Timothy R. Schwertfeger, William E. Bennett and Thomas E. Leafstrand are current members of the dividend committee. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Trust held four meetings during its last fiscal year.

James E. Bacon, William E. Bennett and Thomas E. Leafstrand are current members of the valuation committee for each Trust. The valuation committee oversees the Trust's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The valuation committee of each Trust held one meeting and Investment Trust held one special valuation committee meeting during its last fiscal year.

Each Trust's Board has an audit committee composed of Independent Board Members. The audit committee monitors the accounting and reporting policies and practices of the Trusts, the quality and integrity of the financial statements of the Trusts, compliance by the Trusts with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Trust's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Trust held three meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Trust is committed to a nominating and governance committee composed of all Board Members who are not "interested persons" of that Trust. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Board Members, (2) the selection and review of committee assignments, and (3) Board Member education, board meetings and board performance. The nominating and governance committee of each Trust held three meeting during its last fiscal year. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview all candidates and to make the final selection regarding the nomination of any new Board Members.

The Board of each Trust held four regular quarterly meetings and Investment Trust held two and Investment Trust II held three special board meeting during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Trust's Board meetings and the committee meetings (if a member thereof).

THE OFFICERS

The following table sets forth information as of May 1, 2003 with respect to each officer, other than Mr. Schwertfeger, who is a Board Member and is included in the table relating to nominees for the Board. Officers receive no compensation from the Funds. The officers of each Trust are elected by the Board on an annual basis to serve until successors are elected and qualified.

-----------------------------------------------------------------------------------------------------------------------------------
                          POSITION(S)      TERM OF OFFICE                                                   NUMBER OF PORTFOLIOS IN
NAME, ADDRESS              HELD WITH       AND LENGTH OF                                                      FUND COMPLEX SERVED
AND BIRTHDATE                 FUND          TIME SERVED*       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        BY OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief           Term: Annual          Managing Director (since 2002), Assistant              142
333 West Wacker Drive,   Administrative  Length of Service:    Secretary and Associate General Counsel,
Chicago, IL 60606        Officer         Since 1988            formerly, Vice President of Nuveen
(9/9/56)                                                       Investments, LLC; Managing Director (since
                                                               2002), General Counsel and Assistant
                                                               Secretary, formerly, Vice President of
                                                               Nuveen Advisory Corp. and Nuveen
                                                               Institutional Advisory Corp.; Managing
                                                               Director (since 2002) and Assistant
                                                               Secretary and Associate General Counsel,
                                                               formerly Vice President (since 2000) of
                                                               Nuveen Asset Management, Inc.; Assistant
                                                               Secretary of Nuveen Investments, Inc.
                                                               (since 1994); Assistant Secretary of NWQ
                                                               Investment Management Company, LLC. (since
                                                               2002); Vice President and Assistant
                                                               Secretary of Nuveen Investments Advisers
                                                               Inc. (since 2002); Managing Director,
                                                               Associate General Counsel and Assistant
                                                               Secretary of Rittenhouse Asset Management,
                                                               Inc. (since May 2003); Chartered Financial
                                                               Analyst.

Michael T. Atkinson      Vice President  Term: Annual          Vice President (since 2002), formerly                  142
333 West Wacker Drive    and Assistant   Length of Service:    Assistant Vice President (from 2000),
Chicago, IL 60606        Secretary       Since 2002            previously, Associate of Nuveen
(2/3/66)                                                       Investments, LLC.

Paul L. Brennan          Vice President  Term: Annual          Vice President (since 2002), formerly                  135
333 West Wacker Drive                    Length of Service:    Assistant Vice President (since 1997) of
Chicago, IL 60606                        Since 1997            Nuveen Advisory Corp.; Chartered Financial
(11/10/66)                                                     Analyst and Certified Public Accountant.

Peter H. D'Arrigo        Vice President  Term: Annual          Vice President of Nuveen Investments, LLC              142
333 West Wacker Drive,   and Treasurer   Length of Service:    (since 1999); prior thereto, Assistant Vice
Chicago, IL 60606                        Since 1999            President (from 1997); Vice President and
(11/28/67)                                                     Treasurer (since 1999) of Nuveen
                                                               Investments, Inc.; Vice President and
                                                               Treasurer (since 1999) of Nuveen Advisory
                                                               Corp. and (since 2002) Nuveen Institutional
                                                               Advisory Corp; Vice President and Treasurer
                                                               of Nuveen Asset Management, Inc. (since
                                                               2002) and of Nuveen Investments Advisers
                                                               Inc. (since 2002); Assistant Treasurer of
                                                               NWQ Investments Management Company, LLC.
                                                               (since 2002); Chartered Financial Analyst.

Susan M. DeSanto         Vice President  Term: Annual          Vice President of Nuveen Advisory Corp.                142
333 West Wacker Drive,                   Length of Service:    (since 2001); previously, Vice President of
Chicago, IL 60606                        Since 2001            Van Kampen Investment Advisory Corp. (from
(9/8/54)                                                       1998).

-----------------------------------------------------------------------------------------------------------------------------------
                          POSITION(S)      TERM OF OFFICE                                                   NUMBER OF PORTFOLIOS IN
NAME, ADDRESS              HELD WITH       AND LENGTH OF                                                      FUND COMPLEX SERVED
AND BIRTHDATE                 FUND          TIME SERVED*       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        BY OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger       Vice President  Term: Annual          Vice President (since 2002) and Assistant              142
333 West Wacker Drive,   and Secretary   Length of Service:    General Counsel (since 1998), formerly
Chicago, IL 60606                        Since 1998            Assistant Vice President (from 1998) of
(9/24/64)                                                      Nuveen Investments, LLC; Vice President
                                                               (since 2002) and Assistant Secretary (from
                                                               1998), formerly Assistant Vice President of
                                                               Nuveen Advisory Corp. and Nuveen
                                                               Institutional Advisory Corp.

Lorna C. Ferguson        Vice President  Term: Annual          Vice President of Nuveen Investments, LLC              142
333 West Wacker Drive,                   Length of Service:    (since 1998); Vice President (since 1998)
Chicago, IL 60606                        Since 1998            of Nuveen Advisory Corp. and Nuveen
(10/24/45)                                                     Institutional Advisory Corp.

William M. Fitzgerald    Vice President  Term: Annual          Managing Director (since 2001), formerly               142
333 West Wacker Drive,                   Length of Service:    Vice President (since 1995) of Nuveen
Chicago, IL 60606                        Since 1995            Advisory Corp. and Nuveen Institutional
(3/2/64)                                                       Advisory Corp.; Managing Director of Nuveen
                                                               Asset Management, Inc. (since 2001); Vice
                                                               President of Nuveen Investments Advisers
                                                               Inc. (since 2002); Chartered Financial
                                                               Analyst.

Stephen D. Foy           Vice President  Term: Annual          Vice President (since 1993) and Funds                  142
333 West Wacker Drive,   and Controller  Length of Service:    Controller (since 1998) of Nuveen
Chicago, IL 60606                        Since 1993            Investment, LLC; Vice President and Funds
(5/31/54)                                                      Controller (since 1998) of Nuveen
                                                               Investments, Inc.; Certified Public
                                                               Accountant.

J. Thomas Futrell        Vice President  Term: Annual          Vice President of Nuveen Advisory Corp.;               135
333 West Wacker Drive,                   Length of Service:    Chartered Financial Analyst.
Chicago, IL 60606                        Since 1992
(7/5/55)

Richard A. Huber         Vice President  Term: Annual          Vice President of Nuveen Institutional                 135
333 West Wacker Drive,                   Length of Service:    Advisory Corp. (since 1998) and Nuveen
Chicago, IL 60606                        Since 1997            Advisory Corp. (since 1997).
(3/26/63)

Steven J. Krupa          Vice President  Term: Annual          Vice President of Nuveen Advisory Corp.                135
333 West Wacker Drive,                   Length of Service:
Chicago, IL 60606                        Since 1990
(8/21/57)

David J. Lamb            Vice President  Term: Annual          Vice President of Nuveen Investments (since            142
333 West Wacker Drive,                   Length of Service:    2000); prior thereto, Assistant Vice
Chicago, IL 60606                        Since 2000            President (from 1999); formerly Associate
(3/22/63)                                                      of Nuveen Investments; Certified Public
                                                               Accountant.

Tina M. Lazar            Vice President  Term: Annual          Vice President of Nuveen Investments (since            142
333 West Wacker Drive,                   Length of Service:    1999); prior thereto, Assistant Vice
Chicago, IL 60606                        Since 2002            President (since 1993) of Nuveen
(8/27/61)                                                      Investments.

-----------------------------------------------------------------------------------------------------------------------------------
                          POSITION(S)      TERM OF OFFICE                                                   NUMBER OF PORTFOLIOS IN
NAME, ADDRESS              HELD WITH       AND LENGTH OF                                                      FUND COMPLEX SERVED
AND BIRTHDATE                 FUND          TIME SERVED*       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        BY OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President  Term: Annual          Vice President, Assistant Secretary and                142
333 West Wacker Drive,   and Assistant   Length of Service:    Assistant General Counsel of Nuveen
Chicago, IL 60606        Secretary       Since 1988            Investments, LLC; Vice President and
(7/27/51)                                                      Assistant Secretary of Nuveen Advisory
                                                               Corp. and Nuveen Institutional Advisory
                                                               Corp.; Assistant Secretary of Nuveen
                                                               Investments, Inc.; Assistant Secretary of
                                                               Nuveen Asset Management, Inc. (since 1997);
                                                               Vice President (since 2000), Assistant
                                                               Secretary and Assistant General Counsel
                                                               (since 1999) of Rittenhouse Asset
                                                               Management, Inc.; Vice President and
                                                               Assistant Secretary of Nuveen Investments
                                                               Advisers Inc. (since 2002); Assistant
                                                               Secretary of NWQ Investment Management
                                                               Company, LLC (since 2002).

Edward F. Neild, IV      Vice President  Term: Annual          Managing Director (since 2002), formerly,              142
333 West Wacker Drive,                   Length of Service:    Vice President (from 1996) of Nuveen
Chicago, IL 60606                        Since 1996            Institutional Advisory Corp. and Nuveen
(7/7/65)                                                       Advisory Corp.; Managing Director of Nuveen
                                                               Asset Management, Inc. (since 1999);
                                                               Chartered Financial Analyst.

Thomas J. O'Shaughnessy  Vice President  Term: Annual          Vice President (since 2002), previously,               135
333 West Wacker Drive,                   Length of Service:    Assistant Vice President (1998) of Nuveen
Chicago, IL 60606                        Since 1998            Advisory Corp.
(9/4/60)

Thomas C. Spalding       Vice President  Term: Annual          Vice President of Nuveen Advisory Corp. and            135
333 West Wacker Drive,                   Length of Service:    Nuveen Institutional Advisory Corp.;
Chicago, IL 60606                        Since 1987            Chartered Financial Analyst.
(7/31/51)
-----------------------------------------------------------------------------------------------------------------------------------

 * Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

2. PROPOSED CHANGES TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES

ALL FUNDS (EXCEPT NWQ MULTI-CAP VALUE)

The Board has proposed amending each Fund's (except NWQ Multi-Cap Value) fundamental investment policies relating to borrowing and lending in connection with the implementation of a proposed interfund lending program.

Each Fund's current fundamental investment policy regarding borrowing states:

INVESTMENT TRUST (EXCEPT NWQ MULTI-CAP VALUE):

     The Fund ... may not ... borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

INVESTMENT TRUST II -- RITTENHOUSE GROWTH:

     The Fund ... may not ... borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

INVESTMENT TRUST II -- INNOVATION AND NWQ INTERNATIONAL VALUE:

     The Fund ... may not ... borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).

Each Fund's (except NWQ Multi-Cap Value) current fundamental policy regarding lending states:

INVESTMENT TRUST:

     The Fund ... may not ... make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, of (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed
     33 1/3% of the value of the Fund's total assets.

INVESTMENT TRUST II:

     The Fund ... may not ... make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund, if, as a result, the aggregate of such loans would exceed
     33 1/3% of the value of the Fund's total assets.

The Board recommends that shareholders vote to replace these policies with the following fundamental investment policy governing borrowing and the following fundamental investment policy regarding lending:

     The Fund may not borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the 1940 Act.

     The Fund may not make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the 1940 Act.

In connection with disaster recovery planning and to provide liquidity in the event that open-end funds in the Nuveen family of funds encounter higher than normal redemption requests that may follow a national disaster such as the events of September 11, 2001, Boards have determined to participate in an interfund lending program that would allow the Nuveen Funds, including the Funds, to lend and borrow cash for temporary purposes directly to and from each other. The proposed new fundamental investment policies will enable each Trust to participate in this interfund lending program.

Because an interfund lending program raises issues under various sections of the 1940 Act, in order to implement the proposal, all Nuveen Funds, including the Funds, will file an application for exemption from certain provisions of the 1940 Act with the Securities and Exchange Commission ("SEC"). The application to the SEC for exemptive relief will not limit interfund lending under the program to emergency situations and the relief, if and when granted, would allow Nuveen to set up a more regular program if it and the Board of a Trust determines that a more regular program would be in the best interests of a fund. Implementation of the interfund lending program is contingent upon the SEC granting the exemptive relief.

Nuveen's open-end funds are far more likely to experience large net cash outflows during an emergency situation than the closed-end funds, therefore the open-end funds will likely be the only funds that would borrow extensively under the program. However, because the closed-end funds might be able to lend money at attractive rates under the program, it is proposed that all current and future Nuveen Funds, both open-end and closed-end, may participate in the program. Because the interest earned by the lending fund on such loans is taxable, Nuveen anticipates that funds that invest primarily in municipal securities would only participate in the program as lenders if the Adviser believes that it would be in the best interests of the shareholders of such funds. Funds that invest primarily in securities other than municipal securities may also utilize the program in non-emergency situations.

Currently, the Nuveen open-end funds can borrow from banks for temporary purposes and can lend to banks or other entities in the form of repurchase agreements or investment in other short-term instruments. The proposed program would reduce the open-end funds' borrowing costs and enhance their ability to earn higher rates of interest on investment of their short-term cash balances. The open-end funds would still be free to establish committed lines of credit or other borrowing arrangements with banks.

It is currently anticipated that the interest rate that will be charged to the funds on any interfund loan ("Interfund Loan Rate") would be the average of the "Repo Rate"(1) and the "Bank Loan Rate."(2) The program would be administered by employees of Nuveen, including representatives of the Funds Administration and Financial Analysis, Product Management, Portfolio Operations and Trading and/or representatives of the Portfolio Management and Research Department who are not portfolio managers ("Interfund Lending Team"). Under the proposed program, in an emergency situation, a meeting of the Interfund Lending Team would be called and the Team would collect data on the uninvested cash and borrowing requirements of the funds. Once it determines the aggregate amount of cash available for loans and borrowing demand, the Interfund Lending Team would allocate loans among borrowing funds with input from portfolio managers.

The Interfund Lending Team would allocate borrowing demand and cash available for lending among the funds on what the Interfund Lending Team believes to be an equitable basis, subject to certain administrative procedures applicable to all funds, such as the time of filing requests to participate, minimum loan lot sizes, and the need to minimize the number of transactions and associated administrative costs. To reduce transaction costs, each loan normally would be allocated in a manner intended to minimize the number of funds necessary to complete the loan transaction. The method of allocation and related administrative procedures would be approved by the Board, including a majority of the Independent Board Members, to ensure both borrowing and lending funds participate on an equitable basis.

Nuveen would (i) monitor the interest rates charged and other terms and conditions of the Interfund Loans, (ii) ensure compliance with each fund's investment policies and limitations, (iii) ensure equitable treatment of each fund, and (iv) make quarterly reports to the Board concerning any transactions by the funds under the program and the Interfund Loan Rates. Nuveen would administer the credit facility as part of its duties under its existing advisory contract with each fund and would receive no additional fee as compensation for its services. The actual terms of any Interfund Loan Program in which the Funds may participate may change from time to time from the description presented here both as a result of a regulatory action in connection with the granting of the appropriate regulatory approvals, or as approved by a Board of a Trust.

NWQ MULTI-CAP VALUE ONLY

The 1940 Act requires all mutual funds, including the NWQ Multi-Cap Value, to adopt certain specific investment policies or restrictions, referred to as "fundamental" investment restrictions, that may only be changed by shareholder votes. The Board and officers of the Trust have analyzed the Fund's current fundamental investment restrictions and have concluded that certain restrictions should be standardized to correspond with other Nuveen-sponsored equity mutual funds. The proposed restrictions are expected to allow the Fund to operate more efficiently, to reduce the administrative burden caused by the differences between the Fund's restrictions and those of other Nuveen Funds and to ease monitoring compliance with such restrictions. The proposed revisions to the Multi-Cap Value's fundamental investment restrictions are described below. In addition, the Multi-Cap Value's corresponding current investment restrictions and related non-fundamental investment policies are also provided for comparison purposes.

Currently, many of the NWQ Multi-Cap Value's fundamental investment restrictions are augmented by and reference certain non-fundamental investment policies. To have the NWQ Multi-Cap fundamental investment restrictions be consistent with those of other Nuveen-sponsored investment companies, the references to non-fundamental investment restrictions are proposed to be removed and, where appropriate, the non-fundamental policies are integrated within the fundamental investment restrictions.

Although the proposed changes will promote efficiency and ease compliance burdens, fund management has advised the Board Members that none of the proposed changes is intended to modify the way NWQ Multi-Cap Value is currently managed. The Board Members do not anticipate that the proposed changes, individually or in the aggregate, will change the level of risk associated with investing in NWQ Multi-Cap Value. Nor do the Board Members anticipate that the proposed changes will, individually or in the aggregate, change the manner in which the Adviser manages NWQ Multi-Cap Value. If adopted, NWQ Multi-Cap Value will interpret the new restrictions in light of future rules and orders of the SEC and SEC staff interpretations of relevant law.

--------------------------------------------------------------------------------

(1) The "Repo Rate" for any day would be the highest rate available to the funds from investing in overnight repurchase agreements with a highly reputable counterparty.

(2) The "Bank Loan Rate" for any day would be calculated by Nuveen each day an interfund loan is made according to a formula established by the Board designed to approximate the lowest interest rate at which bank short-term loans would be available to the funds. The formula would be based upon a publicly available rate (e.g., Federal Funds plus 25 basis points) and would vary with this rate so as to reflect changing bank loan rates. The Board periodically would review the continuing appropriateness of using the publicly available rate, as well as the relationship between the Bank Loan Rate and current bank loan rates that would be available to the funds. The initial formula and any subsequent modifications to the formula would be subject to the approval of the Board.

DIVERSIFICATION

Currently, NWQ Multi-Cap Value's fundamental investment restriction regarding diversification provides that:

     The Fund is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. Please refer to non-fundamental investment restriction number 1 for further information.

Non-fundamental investment restriction number 1 augments the above restriction and provides that:

     1. In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The proposed restriction is standard for Nuveen-sponsored equity funds and more succinctly sets forth the 1940 Act requirement for diversified funds. The proposed diversification restrictions is as follows:

     With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

BORROWINGS AND SENIOR SECURITIES

Currently, NWQ Multi-Cap Value's fundamental investment restrictions regarding borrowings and senior securities provides that:

     The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. Please refer to non-fundamental investment restriction number 2 for further information.

Non-fundamental investment restriction number 2 augments the above restriction and provides that:

     2. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

The proposed restrictions are standard for Nuveen-sponsored equity funds and more succinctly sets for the 1940 requirements regarding borrowing and senior securities. The proposed restrictions are as follows:

     The Fund may not borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the 1940 Act.

     The Fund may not issue senior securities, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the 1940 Act.

Currently, NWQ Multi-Cap Value's fundamental investment restriction regarding underwritings provides that:

     The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

The proposed underwriting restriction is substantially similar to the fundamental restriction it is proposed to replace. The proposed restriction is standard for Nuveen-sponsored equity funds and more succinctly sets for the 1940 Act requirement regarding underwritings. The proposed restriction is as follows:

     The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

INDUSTRY CONCENTRATIONS

Currently, NWQ Multi-Cap Value's fundamental restriction regarding industry concentrations provides that:

     The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security. Please refer to Non-Fundamental Investment Restriction number 3 for further information.

Non-fundamental restriction number 3 augments the above restriction and provides that:

     3. In complying with the fundamental restrictions regarding industry concentration, the Fund may not purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

The proposed concentration restriction is substantially similar to the fundamental and non-fundamental restrictions it is proposed to replace. The proposed restriction is standard for Nuveen-sponsored equity funds and more succinctly sets for the 1940 Act restriction regarding concentrations. The proposed restriction is as follows:

     The Fund may not purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

REAL ESTATE

Currently, NWQ Multi-Cap Value's fundamental investment restriction regarding real estate provides that:

     The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

The proposed real estate restriction is substantially similar to the fundamental restriction it is proposed to replace. The proposed restriction is standard for Nuveen-sponsored equity funds. The proposed real estate restrictions is as follows:

     The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

COMMODITIES

Currently, NWQ Multi-Cap Value's fundamental investment restriction regarding commodities provides that:

     The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

The proposed commodities restriction is substantially similar to the fundamental restriction it is supposed to replace. The proposed restriction is standard for Nuveen-sponsored equity funds. The proposed commodities restriction is as follows:

     The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

LENDING

Currently, NWQ Multi-Cap Value's fundamental investment restriction regarding lending provides that:

     The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests. Please refer to non-fundamental investment restriction number 4 for further information.

     Non-fundamental restriction number 4 augments the above restriction and provides that:

     4. In complying with the fundamental restriction with regard to making loans, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed
     33 1/3% of the value of the Fund's total assets.

The proposed restriction is standard for Nuveen-sponsored equity funds and more succinctly sets for the 1940 requirements regarding loans. The proposed loans restriction is as follows:

     The Fund may not make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the 1940 Act.

OPEN-END FUNDS

Currently, NWQ Multi-Cap Value's fundamental investment restriction regarding open-end funds provides that:

     The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

This investment restriction is proposed to be eliminated because the Fund has no intention of investing exclusively in the securities of a single open-end mutual fund. In addition, such a practice would not be consistent with the Fund's stated investment policies. The removal of this restriction should not have a material impact on the operations of the Fund.

The Board Members have concluded that the proposed amendments to the investment restrictions will benefit NWQ Multi-Cap Value and its shareholders. If any single proposed amendment to the investment restrictions is approved, such restriction will be approved regardless of whether other amendments are approved.

VOTES REQUIRED

Approval of the proposed changes to a Fund's fundamental investment policies requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund voting separately with each class of shares of the Fund voting together as a single class. The term "majority of the outstanding voting securities" as defined in the 1940 Act means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Shareholders of each Fund will vote separately on the proposed changes to each fundamental investment policy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED CHANGES TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Board has appointed PricewaterhouseCoopers LLP, independent public accountants, as independent auditors to audit the books and records of each Trust for its fiscal year. A representative of PricewaterhouseCoopers LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. PricewaterhouseCoopers LLP has informed each Trust that it has no direct or indirect material financial interest in the Trust, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

On May 15, 2002, Arthur Andersen LLP resigned as independent accountants of the Nuveen open-end mutual funds. Each Trusts' audit committee accepted Arthur Andersen's resignation, participated in the process of evaluating new accounting firms and approved the selection of PricewaterhouseCoopers LLP as the new independent accountants on May 15, 2002. The reports of Arthur Andersen LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. In connection with its audits for the two most recent fiscal years and through May 15, 2002 there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through May 15, 2002, there have been no events that are required to be reported. Nuveen has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. However in light of the circumstances surrounding Arthur Andersen LLP, Nuveen was not able to obtain such letter for inclusion with this proxy.

INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Investments, Inc., is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

INFORMATION ABOUT THE UNDERWRITER

Nuveen Investments, LLC (the "Underwriter"), located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the principal underwriter for each Fund. The Underwriter is a wholly owned subsidiary of Nuveen Investments, Inc.

SHAREHOLDER PROPOSALS

The Trusts do not generally hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Because each Trust does not hold regular shareholders' meetings, the anticipated date of the next special shareholders' meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of a Trust should send their written proposals to the Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before a Trust begins to print and mail its proxy materials for the meeting.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Trusts. All other costs in connection with the solicitation of proxies, will be paid by the Trusts pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Trusts have engaged D.F. King & Co., Inc. to assist in the solicitation of proxies at an estimated cost of $2,500 per fund, plus reasonable expenses.

FISCAL YEAR

The last fiscal year end for Investment Trust was June 30, 2002 and for Investment Trust II was July 3, 2002.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record following each Trust's fiscal year end. Each Trust will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Trust at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or, for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Trust.

A list of shareholders entitled to be present and to vote at each Special Meeting will be available at the offices of the Trusts, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of that Special Meeting.

Failure of a quorum to be present at any Special Meeting will necessitate adjournment and will subject that Trust to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Special Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Trust's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger

Vice President and Secretary

            , 2003

                                   APPENDIX 1

                                  TITLE                                                             NUMBER OF           PERCENT
FUND                           OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER               SHARES OWNED          OF CLASS
-------------------------------------------------------------------------------------------------------------------------------
NWQ Multi-Cap Value                   A       Charles Schwab & Co Inc.                           258,336.7850             89.27
                                              For the Benefit of Their Customers
                                              4500 Cherry Creek Dr S
                                              Denver, CO 80018

Innovation                            A       MLPF&S For Its Customers                           104,865.2290             17.36
                                              Attn Fund Admn
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

NWQ International Value               A       MLPF&S For Its Customers                           105,425.0850             54.60
                                              Attn Fund Admn
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

Rittenhouse Growth                    A       MLPF&S For the Benefit of Its Customers            819,300.7060             25.04
                                              Attn Fund Admn
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

Balanced Municipal and Stock          A       MLPF&S For the Benefit of Its Customers            360,060.9400             12.32
                                              Attn Fund Admn/97KG5
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

Balanced Stock and Bond               A       MLPF&S For the Benefit of Its Customers            363,988.8410             22.29
                                              Attn Fund Admn/97KH1
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, Fl 32246-6484

European Value                        A       PaineWebber for the Benefit of Lerner                8,989.1780             13.41
                                              Realty, L.P.,
                                              A California Limited Partnership
                                              1301 Calle Durazno
                                              Thousand Oaks, CA 91360-6711

                                              MLPF&S For the Sole Benefit of Its                  14,913.0270             22.26
                                              Customers
                                              Attn Fund Admn/
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

                                              LPL Financial Services                               3,382.2660              5.05
                                              A C 3405-1249
                                              9785 Towne Centre Drive
                                              San Diego, CA 92121-1968

Large-Cap Value                       A       MLPF&S For the Benefit of Its Customers          4,872,601.0200             21.63
                                              Attn Fund Admn/
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

NWQ Multi-Cap Value                   B       RBC Dain Rauscher Custodian                            254.8550              7.94
                                              Gwendolyn A Lewis
                                              A C 5088-8196
                                              Individual Retirement Account
                                              1201 Emerald Hills Drive
                                              Edmonds, WA 98020-2946

                                              McDonald Investments Inc FBO                         1,364.2400             42.49
                                              87932335
                                              Suite 2100
                                              800 Superior Ave
                                              Cleveland, OH 44114-2601

                                              First Clearing Corporation                           1,507.1590             46.94
                                              A/C 8403-0181
                                              John C Triana (IRA R/O)
                                              FCC As Custodian
                                              3705 Kentmere Ct
                                              Flower Mound, TX 75022-8464

                                  TITLE                                                             NUMBER OF           PERCENT
FUND                           OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER               SHARES OWNED          OF CLASS
-------------------------------------------------------------------------------------------------------------------------------

Innovation                            B       MLPF&S For Its Customers                           175,731.9060             17.30
                                              Attn Fund Admn
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

NWQ International Value               B       MLPF&S For Its Customers                            72,590.3400             46.18
                                              Attn Fund Admn
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

Rittenhouse Growth                    B       MLPF&S For the Benefit of Its Customers          3,566,877.4170             47.96
                                              Attn Fund Admin/
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

Balanced Municipal and Stock          B       MLPF&S For the Benefit of Its Customers            441,592.6680             35.59
                                              Attn Fund Admn/97KG6
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

Balanced Stock and Bond               B       MLPF&S For the Benefit of Its Customers            212,033.7790             39.58
                                              Attn Fund Admn/97KH2
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

European Value                        B       MLPF&S For the Benefit of Its Customers             25,469.1090             29.46
                                              Attn Fund Admn/
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

Large-Cap Value                       B       MLPF&S For the Benefit of Its Customers            985,920.7850             34.78
                                              Attn Fund Admn/97KH6
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

NWQ Multi-Cap Value                   C       MLPF&S For the Benefit of Its Customers              3,971.9260             45.70
                                              Attn Fund Admn/
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

                                              USBancorp Piper Jaffray                                552.6360              6.36
                                              A/C 5440-5216
                                              800 Nicollet Mall
                                              Minneapolis, MN 55402-7000

                                              Janney Montgomery Scott LLC                          3,787.8790             43.58
                                              A/C 7198-9314
                                              Terry Gianniotis And Louis Sgroe Jt-Ten
                                              1801 Market Street
                                              Philadelphia, PA 19103-1628

Innovation                            C       MLPF&S For Its Customers                           240,948.4020             17.67
                                              Attn Fund Admn
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

NWQ International Value               C       MLPF&S For Its Customers                           195,457.0290             78.93
                                              Attn Fund Admn
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

                                  TITLE                                                             NUMBER OF           PERCENT
FUND                           OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER               SHARES OWNED          OF CLASS
-------------------------------------------------------------------------------------------------------------------------------

Rittenhouse Growth                    C       MLPF&S For the Benefit of Its Customers          2,583,024.7090             47.07
                                              Attn Fund Admn/
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

Balanced Municipal and Stock          C       MLPF&S For the Benefit of Its Customers            114,761.8670             26.62
                                              Attn Fund Admn/97KG7
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

                                              PaineWebber For the Benefit of James E              31,007.1410              7.19
                                              Simon
                                              Rev Trust Dtd 8/30/99
                                              8501 SW 103 Ave
                                              Gainesville, FL 32608-7206

Balanced Stock and Bond               C       MLPF&S For the Benefit of Its Customers            198,132.4990             59.93
                                              Attn Fund Admn/97KH3
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

European Value                        C       PaineWebber for the Benefit of Sue H Doleys          1,467.6940              8.48
                                              720 Montclair Road
                                              Suite 204
                                              Birmingham, AL 35213-1964

                                              MLPF&S For the Benefit of Its Customers              4,483.4510             25.92
                                              Attn Fund Admin/
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

                                              Frank Corigliano                                     1,030.3960              5.96
                                              8 Harvest Court
                                              Flemington, NJ 08822-1912

                                              USBancorp Piper Jaffray                              1,531.4410              8.85
                                              A C 7468-0711
                                              U S Bancorp Center
                                              800 Nicollet Mall
                                              Minneapolis, MN 55402-7000

                                              Nuveen Institutional Advisory Corp                   1,250.0000              7.23
                                              Attn Joy Tyburk
                                              333 W Wacker Drive, Floor 33
                                              Chicago, IL 60606-1220

Large-Cap Value                       C       MLPF&S For the Benefit of Its Customers            926,100.0600             42.50
                                              Attn Fund Admn/97KH7
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

NWQ Multi-Cap Value                   R       Charles Schwab & Co Inc. Reinvest Account        1,164,971.8200             63.50
                                              Attn Mutual Funds
                                              101 Montgomery Ste
                                              San Francisco, CA 94104-4122

                                              Ironworkers District Council of TN Valley          247,486.2020             13.49
                                              Annuity Plan
                                              8615 Hixson Pike
                                              Hixson, TN 37343-1561

                                              Carpenters Local 700 Def Ben Ret Fu                103,338.1080              5.63
                                              G David Weaver James N Niver James Dineen &
                                              Keith
                                              E Shroyer Trustee Dtd 5/1/92
                                              456 E Church St
                                              Elmira, NY 14901-2832

                                  TITLE                                                             NUMBER OF           PERCENT
FUND                           OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER               SHARES OWNED          OF CLASS
-------------------------------------------------------------------------------------------------------------------------------

Innovation                            R       American Express Trust Co Amer Exp Trust           134,834.8430             48.46
                                              Ret Ser Pl
                                              c/o Pat Brown
                                              PO Box 50534 AXP Financial Center
                                              Minneapolis, MN 55405-0534

NWQ International Value               R       American Express Trust Co Amer Exp Trust            74,480.7870             12.18
                                              Ret Ser Pl
                                              U/A 07/01/89
                                              c/o Pat Brown
                                              PO Box 50534 AXP Financial Center
                                              Minneapolis, MN 55405-0534

                                              Nuveen Investments Inc.                            496,250.0000             81.17
                                              International Growth R Seed Money A
                                              333 W Wacker Drive
                                              Chicago, IL 60606-1220

Rittenhouse Growth                    R       American Express Trust Co Amer Exp Trust           258,523.5450             41.67
                                              Ret Ser Pl
                                              c/o Pat Brown
                                              PO Box 50534 AXP Financial Center
                                              Minneapolis, MN 55405-0534

Balanced Municipal and Stock          R       Leonard Pearl and Joan D                             5,248.7180             14.69
                                              Pearl Jt Wros
                                              707 Mix Ave Apt 24
                                              Hamden, CT 06514-2208

                                              MLPF&S For the Benefit of Its Customers              6,282.9230             17.58
                                              Attn Fund Admn/97KG9
                                              4800 Deer Lake Dr E Floor 3
                                              Jacksonville, FL 32246-6484

                                              B Ronald Angers                                      2,387.2740              6.68
                                              687 Sacandaga Rd
                                              Scotia, NY 12302-6023

                                              Arthur Angers                                        2,456.0400              6.87
                                              2008 Arbor Dr
                                              Clearwater, FL 33760-1942

                                              Leonard Angers                                       2,456.0410              6.87
                                              109 Gullot Rd
                                              Schenectady, NY 12306-4317

                                              Citigroup Global Markets Inc.                        2,273.5900              6.36
                                              00189031640
                                              333 West 34th St -- 3rd Floor
                                              New York, NY 10001-2402

Balanced Stock and Bond               R       Northern Trust Co Tr                               143,726.2330             47.01
                                              John Nuveen Scholarship Plan
                                              c/o Diane Day A/C02-19602
                                              PO Box 92956
                                              Chicago, IL 60675-2956

                                              American Express Trust Co                           45,810.3100             14.98
                                              Amer Exp Trust Ret Ser Pl
                                              c/o Pat Brown
                                              PO Box 50534 AXP Financial Center
                                              Minneapolis, MN 55405-0534

                                              Fidelity Investments Institutional                  37,535.4890             12.28
                                              Operations Co.
                                              Inc -- FIIOC Agnt for Certain Emp Benefit
                                              Plans
                                              100 Magellan Way
                                              Covington, KY 41015-1999

                                  TITLE                                                             NUMBER OF           PERCENT
FUND                           OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER               SHARES OWNED          OF CLASS
-------------------------------------------------------------------------------------------------------------------------------

European Value                        R       Nuveen Institutional Advisory Corp Nuveen          140,000.0000             62.92
                                              European Value CL R -- Seed M
                                              Attn Joy Tyburk
                                              333 W Wacker Dr Floor 33
                                              Chicago, IL 60606-1220

                                              American Express Finl Adv Inc                       31,247.7910             14.04
                                              c/o Pat Brown
                                              50534 AXP Financial Center
                                              Minneapolis, MN 55474-0505

                                              Timothy R Schwertfeger and Gail Waller Jt           11,875.5830              5.34
                                              Ten
                                              1442 N Dearborn St
                                              Chicago, IL 60610-1506

Large-Cap Value                       R       American Express Trust Co                          319,726.6590             37.10
                                              Amer Exp Trust Ret Ser Pl
                                              c/o Pat Brown
                                              PO Box 50534 AXP Financial Center
                                              Minneapolis, MN 55405-0534
-------------------------------------------------------------------------------------------------------------------------------

                           (NUVEEN INVESTMENTS LOGO)

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787

       www.nuveen.com

                                                                      [        ]

    (NUVEEN LOGO)
        NUVEEN
           INVESTMENTS

Nuveen Investments o 333 West Wacker Dr. o Chicago www.nuveen.com

Template for
Open-End Funds

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and use the control number shown.

2. On the internet at www.proxyweb.com, enter the control number shown and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.



               ****    CONTROL NUMBER: 999 999 999 999 98    ****


              THIS PROXY IS SOLICITED BY THE BOARD OF [FUND NAME]
              FOR A ANNUAL MEETING OF SHAREHOLDERS, JULY 28, 2003.

The Annual Meeting of shareholders will be held Monday, July 28, 2003 at 10:30 a.m. Central Time, in the Sixth floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwartfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of shareholders to be held on July 28, 2003 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).



                                            Date:
                                                 ---------------------------

                                      SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON
                                      LEFT. (Please sign in Box)

                                      ------------------------------------------


                                      ------------------------------------------

                                      NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT
                                      APPEARS ON THIS PROXY. IF SHARES ARE HELD
                                      JOINTLY, EACH HOLDER MUST SIGN THE PROXY,
                                      IF YOU ARE SIGNING ON BEHALF OF AN ESTATE,
                                      TRUST, OR CORPORATION, PLEASE STATE YOUR
                                      TITLE OR CAPACITY.


                                                                      INNOVATION


                                                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
                                                    PLEASE DO NOT USE FINE POINT PENS.


1. Election of Directors:


(01) Timothy R. Schwertfeger            (07) Judith M. Stockdale                               FOR                      WITHHOLD
(02) Robert P. Bremner                  (08) William E. Bennett                              NOMINEES                  AUTHORITY
(03) Lawrence H. Brown                  (09) Jack B. Evans                                listed at left              to vote for
(04) Anne E. Impellizzeri               (10) William L. Kissick                             (except as               all Nominees
(05) Peter R. Sawers                    (11) Thomas E. Leafstrand                           marked to               listed at left
(06) William J. Schneider               (12) Shelia W. Wellington                         the contrary)

                                                                                              [ ]                          [ ]

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the nominee(s) on the line provided below.)

--------------------------------------------------------------------------------

For all Funds:
                                                                                              FOR           AGAINST      ABSTAIN
2. To approve a change to a fundamental Investment restriction with respect to                [ ]             [ ]          [ ]
   lending.

3. To approve a change to a fundamental Investment restriction with respect to                [ ]             [ ]          [ ]
   borrowing.

For NWQ Multi-Cap Value Fund only:

4. To approve a change to a fundamental Investment restriction with respect                   [ ]             [ ]          [ ]
   to diversification.

5. To approve a change to a fundamental Investment restriction with respect                   [ ]             [ ]          [ ]
   to industry concentrations.

6. To approve a change to a fundamental Investment restriction with respect                   [ ]             [ ]          [ ]
   to real estate.

7. To approve a change to a fundamental Investment restriction with respect                   [ ]             [ ]          [ ]
   to commodities.

8. To approve a change to a fundamental Investment restriction with respect                   [ ]             [ ]          [ ]
   to open-end funds.


                                                                                                             ASAF
